                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 12, 2002
                                                           -------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)


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
               Delaware                                1-13794                              13-3818402
               --------                                -------                              ----------

    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

1000 Boardwalk
Atlantic City, New Jersey                                                            08401
-------------------------                                                            -----

(Address of Principal Executive Offices)                                             (Zip Code)

                                  Registrant's telephone number, including area code: (609) 449-6515
                                                                                      --------------

                                             TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
                                             --------------------------------------------
                                          (Exact Name of Registrant as Specified in Charter)


               Delaware                                33-90786                             13-3818407
               --------                                --------                             ----------

    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

1000 Boardwalk
Atlantic City, New Jersey                                                            08401
-------------------------                                                            -----

(Address of Principal Executive Offices)                                             (Zip Code)
                                  Registrant's telephone number, including area code: (609) 449-6515
                                                                                      --------------

                                              TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
                                              -------------------------------------------
                                          (Exact Name of Registrant as Specified in Charter)


               Delaware                              33-90786-01                            13-3818405
               --------                              -----------                            ----------

    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

1000 Boardwalk
Atlantic City, New Jersey                                                            08401
-------------------------                                                            -----

(Address of Principal Executive Offices)                                             (Zip Code)

                                  Registrant's telephone number, including area code: (609) 449-6515
                                                                                      --------------
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


ITEM 5.  OTHER EVENTS.



     On July 12, 2002, Trump's Castle Associates, L.P. ("Trump's Castle"), a wholly-owned subsidiary of Trump Hotels & Casino Resorts, Inc. (NYSE: DJT) and the owner and operator of Trump Marina Hotel Casino in Atlantic City, New Jersey, redeemed the entire $62.0 million principal amount of Trump's Castle Funding, Inc.'s 10-1/4% Senior Secured Notes due April 30, 2003 and $5.0 million principal amount of Trump's Castle Hotel & Casino, Inc.'s 10-1/4% Working Capital Loan due April 30, 2003 utilizing the net proceeds of Trump's Castle's $70.0 million term credit facility entered into on June 12, 2002, as previously disclosed.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                     TRUMP HOTELS & CASINO RESORTS, INC.


Date: July 16, 2002                                  By: /S/ JOHN P. BURKE
                                                         ------------------
                                                     Name:    John P. Burke
                                                     Title:   Executive Vice President and Corporate Treasurer


                                                     TRUMP HOTELS & CASINO RESORTS
                                                     HOLDINGS, L.P.

                                                     By: Trump Hotels & Casino Resorts, Inc., its general partner


Date: July 16, 2002                                  By: /S/ JOHN P. BURKE
                                                         -----------------
                                                     Name:    John P. Burke
                                                     Title:   Executive Vice President and Corporate Treasurer


                                                     TRUMP HOTELS & CASINO RESORTS
                                                     FUNDING, INC.

Date: July 16, 2002                                  By: /S/ JOHN P. BURKE
                                                         -----------------
                                                     Name:    John P. Burke
                                                     Title:   Executive Vice President and Corporate Treasurer
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